Exhibit 99.1

              INDENTURE TRUSTEE'S REPORT WITH RESPECT TO THE TRUST

                       Distribution Date: August 22, 2005
                              CUSIP No.: 02003MAM6

         (i) the amounts received by the Indenture Trustee as of the last such statement in respect of principal, interest and premium on the related funding agreement(s):

                         Principal:                               0
                         Interest:                                $767,222.22


                         Premium:                                 0
         (ii) the Indenture Trustee shall receive an annual administration fee of $13,000 in connection with all outstanding issuances of notes under the Allstate Life Secured Medium Term Notes Program and a one-time initial acceptance fee of $4,000

         (iii) the amount of distribution on such Distribution Date to holders of the Trust's notes allocable to principal of and premium, if any, and interest on the Trust's notes as of such Distribution Date:

                         Interest:                                $767,222.22
                         Principal:                               0
                         Premium:                                 0


         (iv) the aggregate stated principal amount, current interest rate or rates at the close of business on such Distribution Date and the current ratings, of the funding agreement(s) underlying the Trust's notes:

                         Principal Amount:                        $250,000,000
                         Interest Rate:                           Floating
                         Ratings:                                 AA/Aa2


         (v)      the aggregate stated principal amount, current interest rate or rates at the close of business on such Distribution Date and the current ratings, of the Trust's notes:
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                         Principal Amount:                       $250,000,000.00
                         Interest Rate:                           Floating
                         Ratings:                                 AA/Aa2